UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 17, 2017

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On January 17, 2017, Fulton Financial Corporation (“Fulton”) issued a press release (the “Press Release”) announcing its results of operations for the fourth quarter and year ended December 31, 2016. A copy of the Press Release and supplementary financial information which accompanied the Press Release, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated herein by reference. Fulton also posted on its Investor Relations website, www.fult.com, presentation materials Fulton intends to use during a conference call and webcast to discuss those results on Wednesday, January 18, 2017 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to Fulton’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Statements relating to the “outlook” or “2017 Outlook” contained in Exhibit 99.3 to this Current Report are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investors Relations section of Fulton’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 17, 2017.
99.2	Supplemental financial information for the quarter and year ended December 31, 2016.
99.3	Presentation materials to be discussed during the conference call and webcast on January 18, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2017	FULTON FINANCIAL CORPORATION
By: /s/ Philmer H. Rohrbaugh
Philmer H. Rohrbaugh
Senior Executive Vice President,
Chief Operating Officer and
Interim Chief Financial Officer